                                                                   EXHIBIT 10.28


                  AMENDMENT NO.1 TO SECOND AMENDED AND RESTATED
                           LOAN AND SECURITY AGREEMENT

                       (ANGELES MORTGAGE INVESTMENT TRUST)

                  This Amendment No. 1 ("Amendment No. 1") is entered into as of September 3, 1996, by and between Imperial Bank, a California banking corporation ("Bank"), and Angeles Mortgage Investment Trust, a California business trust ("Borrower"), with reference to the following:

                  The Termination Date of July 31, 1996 and Borrower and Bank desire to extend the Termination Date and modify the Loan Agreement to extend the maturity and change the interest rate and fees as hereinafter provided.


                  Now, therefore, subject to the terms and conditions set forth herein, the parties hereto agree to amend the Loan Agreement as follows:

                                    ARTICLE I

                           AMENDMENT TO LOAN AGREEMENT

                  1.1 The definition of "Termination Date" in Section 1.1 is hereby deleted and the following is hereby inserted in lieu thereof:
"Termination Date" means April 30, 1997.

                  1.2 Interest on all Advances pursuant to Section 2.6. of the Loan Agreement shall be equal to the Prime Rate plus three quarters of one percentage points (P+3/4%) from the date of this Amendment No.1 through the Termination Date as amended and as provided in the Loan Agreement

                  1.3 In connection with this Amendment No. 1, Section 2.10 is amended to provided that an extension fee in the amount of $18,750 shall be earned as of the date hereof and shall be due and payable in three (3) quarterly installments of $6,250 commencing on September 30, 1996 and continuing every three months until the March 31, 1996.

                                   ARTICLE II

                            STATUS OF LOAN AGREEMENT

                  Except as modified hereby, the Loan Agreement remains in full force and effect and is hereby ratified and confirmed by Borrower.

                  In witness whereof the parties have executed this Amendment No. 1 by duly authorized representatives as of the date first above written.

                                       ANGELES MORTGAGE INVESTMENT TRUST,
                                       a California business trust


                                       By: /s/ RONALD J. CONSIGLIO
                                          -------------------------------
                                          Ronald J. Consiglio, Trustee

                                       IMPERIAL BANK,
                                       a California banking corporation


                                       By: /s/ NUNILO B. SOLER
                                          -------------------------------
                                       Nunilo B. Soler, Vice President


                                       By: /s/ MARK CAMPBELL
                                          -------------------------------
                                       Mark Campbell, Regional Vice President

                                      NOTE

$5,000,000                                              September 3, 1996
                                                        Los Angeles, California


FOR VALUE RECEIVED, ANGELES MORTGAGE INVESTMENT TRUST, a California business trust ("Borrower"), promises to pay to the order of IMPERIAL BANK ("Payee") on April 30, 1997, the lesser of Five Million Dollars ($5,000,000) or the amount of all Advances made to the Borrower under the Second Amended and Restated Loan and Security Agreement dated as of July 25, 1996 as amended by Amendment No. 1 dated as of September 3, 1996 (as at any time amended or supplemented the "Credit Agreement") between the Borrower and Payee.

                  Borrower also promises to pay interest on the unpaid principal amount hereof from the date hereof until paid at the rate of 3/4% per year in excess of Payee's Prime Rate or at the rates and at the times which shall be determined in accordance with the provisions of the Credit Agreement. If any installment payment, interest payment, principal payment or principal balance payment due hereunder is delinquent ten or more days, Borrower agrees to pay Bank a late charge in the amount of 5% of the payment so due and unpaid, in addition to the payment; but nothing in this provision is to be construed as any obligation on the part of the holder of this note to accept payment of any payment past due or less than the total principal balance after maturity.

                  This Note is the "Revolving Note" referred to in the Credit Agreement and is issued pursuant to and entitled to the benefits of the Credit Agreement to which reference is hereby made for a more complete statement of the terms and conditions under which the Advances evidenced hereby are made and are to be repaid. Capitalized terms used herein without definition shall have the meanings set forth in the Credit Agreement.

                  Each Advance hereunder shall be made in accordance with the Credit Agreement. The Payee shall, and is hereby authorized to, to enter on its records, the date and amount of each Advance, and other information referred to therein; provided that the failure to make an entry of any Advance or payment on this Note shall not limit or otherwise affect the obligation of Borrower hereunder with respect to the payment of principal or interest on this Note.

                  All payments of principal and interest in respect of this Note shall be made in lawful money of the United States of America in same day funds at the office of the Payee located at 210 North Figueroa, Los Angeles, California 90012 or at such other place as shall be designated in writing for such purpose in accordance with the terms of the Credit Agreement. Until notified in writing of the transfer of this Note, Borrower shall be entitled to deem Payee or such person who has been so identified by a transferor in writing to Borrower as the holder of this Note, as the owner and holder of this Note.

                  Whenever any payment on this Note shall be stated to be due on a day which is not a Lending day, such payment shall be made on the next succeeding Lending day and such extension of time shall be included in the computation of the payment of interest on this Note.

                  The Credit Agreement and this Note shall be governed by, and shall be construed and enforced in accordance with the laws of the State of California.

                  Upon the occurrence of an Event of Default, the unpaid balance of the principal amount of this Note may become, or may be declared to be, due and payable in the manner, upon the conditions and with the effect provided in the Credit Agreement.

                  The terms of this Note are subject to amendment only in the manner provided in the Credit Agreement:

                  No reference herein to the Credit Agreement and no provision of this Note or the Credit Agreement shall alter or impair the obligation of Borrower which is absolute and unconditional, to pay the principal of and interest on this Note at the place, at the respective times, and in the currency herein prescribed.

                  Borrower promises to pay all costs and expenses, including reasonable attorneys' fees, incurred in the collection and enforcement of this Note. Borrower and endorsers of this Note hereby consent to renewals and extensions of time at or after the maturity hereof, without notice, and hereby waive diligence, presentment, protest, demand and notice of every kind and, to the full extent permitted by law, the right to plead any statute of limitations as a defense to any demand hereunder.

                  IN WITNESS WHEREOF, Borrower has caused this Note to be executed and delivered by the undersigned duly authorized officer as of the day and year and at the place first above written.

                                       ANGELES MORTGAGE INVESTMENT TRUST,
                                       a California business trust



                                       By: /s/ RONALD CONSIGLIO
                                          ----------------------------------
                                          Ronald Consiglio, Trustee